EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DrugMax, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on November 19, 2002 (the “Report”), I, Jugal K. Taneja, Chairman and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Jugal K. Taneja
Jugal K. Taneja Chief Executive Officer November 19, 2002